[PHOTO OMITTED]

Global
Entertainment
Media

Gabelli
Global Interactive
Couch Potato(R) Fund

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1998

                             [FLAGS GRAPHIC OMITTED]

Global
Entertainment
Media

                                                                 [PHOTO OMITTED]
First Quarter Report, March 31, 1998                             Marc J. Gabelli
The Gabelli Global Interactive Couch Potato(R) Fund

                                #1 Global Fund!
     (as ranked by Lipper Analytical Services based on one year performance through 3/31/98 among 191 global funds).

To Our Shareholders,

      Driven by low inflation, low interest rates, solid corporate earnings growth, deals and liquidity (the continuing strong flow of cash into equity funds), U.S. and European stock market indices posted strong gains in the first quarter of 1988. Investors continued to favor global multimedia stocks as evidenced by the Gabelli Global Interactive Couch Potato(R) Fund's strong absolute and relative performance.

Investment Performance

      For the first quarter ended March 31, 1998, The Gabelli Global Interactive Couch Potato(R) Fund's total return was 15.2%. The Lipper Analytical Services Global Fund Average had a return of 13.6% over the same period. The average is an unmanaged indicator of investment performance. The Fund was up 62.7% over the trailing twelve month period. The Lipper Global Fund Average rose 27.1% over the same twelve month period. Since inception on February 7, 1994 through March 31, 1998, the Fund has a total return of 121.9%, which equates to an average annual return of 21.2%.

--------------------------------------------------------------------------------
                           Interactive Couch Potato(R)

Interactive    (in' ter ak'  tiv)     Having the capacity for communication
                                      flow in each direction.*

Couch          (kouch)                An appellation for the heavy user of
                                      television, depicted in the metaphor
Potato         (po ta' to)            as plopped before the television set
                                      like a vegetable with eyes. The term
               (pe ta' to)            was coined in the early 1980s by a
                                      group of Baby Boomers in the San
                                      Francisco area who playfully glorified
                                      their addiction to the tube. Calling
                                      themselves The Couch Potatoes, they
                                      formed a national club and published a
                                      hilarious newsletter in the couch
                                      potato lifestyle containing bizarre
                                      recipes for that vital companion to
                                      the TV set, the toaster oven. After a
                                      burst of enlistments, the club quietly
                                      disappeared. All that remains today is
                                      the metaphor, and its current use
                                      tends to be more pejorative than
                                      self-mocking or affectionate.*


* Source: NTC Mass Media Directory.
--------------------------------------------------------------------------------

Investment Results(a)
--------------------------------------------------------------------------------

                                                           Quarter
                                        -------------------------------------------
                                          1st           2nd       3rd        4th       Year
                                          ---           ---       ---        ---       ----
 1998: Net Asset Value................   $16.45          --        --         --         --
       Total Return...................    15.2%          --        --         --         --
-------------------------------------------------------------------------------------------
 1997: Net Asset Value................   $11.79      $13.72    $15.02     $14.28     $14.28
       Total Return...................     0.3%       16.4%      9.5%      10.9%      41.7%
-------------------------------------------------------------------------------------------
 1996: Net Asset Value................   $12.57      $13.40    $13.22     $11.75     $11.75
       Total Return...................     7.3%        6.6%     (1.3)%     (0.3)%     12.5%
-------------------------------------------------------------------------------------------
 1995: Net Asset Value................   $10.62      $11.28    $12.30     $11.72     $11.72
       Total Return...................     3.6%        6.2%      9.0%      (1.8)%     17.9%
-------------------------------------------------------------------------------------------
 1994: Net Asset Value................   $ 9.90      $ 9.97    $10.54     $10.25     $10.25
       Total Return...................    (1.0)%(b)    0.7%      5.7%      (2.8)%      2.5%(b)
-------------------------------------------------------------------------------------------


-------------------------------------------
Average Annual Returns - March 31, 1998(a)
-------------------------------------------
1 Year ........................ 62.7%
3 Year ........................ 27.8%
Life of Fund (b)............... 21.2%
-------------------------------------------

                                Dividend History
      --------------------------------------------------------------------
       Payment (ex) Date          Rate Per Share       Reinvestment Price
       -----------------          --------------       ------------------
       December 31, 1997               $2.370              $14.28
       December 31, 1996               $1.436              $11.75
       December 29, 1995               $0.363              $11.72


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 7, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Portfolio Structure

      As we have indicated in past discussions, the Interactive Couch Potato's(R) investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The accompanying chart depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of March 31, 1998.

HOLDINGS BY GEOGRAPHIC REGION - 3/31/98

[PIE CHART OMITTED REPRESENTING THE FOLLOWING DATA]

United States        67.3%
Europe               21.8%
Canada                5.6%
Asia/Pacific Rim      4.9%
South America         0.4%

[PIE CHART OMITTED REPRESENTING THE FOLLOWING DATA]

Distribution             57.7%
Copyright/Creativity     42.3%

COMMENTARY

Ringing Up Profits

      Five of the Fund's fifteen best performing stocks this quarter were in the telecommunications industry (BC Telecom, Telecom Italia, Southern New England Telecommunications, Telefonica de Espana and Cable & Wireless). Other telephone holdings (Frontier Corp., BCE Inc. and Bell Atlantic) outperformed the market averages. The telecommunications group's exceptional performance this quarter may be partly explained by WorldCom and British Telecom's battle over MCI and to a lesser extent, SBC Communications' bid for Southern New England Telecommunications, which helped raise the valuation standards in the industry. However, there are more powerful long term trends that we believe will continue to fuel selected telephone stocks.

      You will note that our list of winners has a distinct international flavor. There are three factors that make international telephone stocks intriguing. To compete on the global economic stage, a modern telecommunications system is essential. So, those companies operating in less developed countries and regions (most notably, Cable & Wireless, which is the majority owner of Hong Kong Telecommunications, and Telefonica de Espana, which owns significant chunks of Latin American telephone companies in addition to its domestic operations in Spain) have exceptional growth potential. The second factor is privatization. Formerly government-owned telephone companies in Europe and Latin America are passing into the hands of profit oriented investors and are being run more efficiently by private sector managements. Finally, international boundaries are crumbling and companies are jockeying for global market share. This means continued consolidation throughout the industry and an increased number of joint venture partnerships that will surface value for shareholders.

      Cable television operators, cable television networks and small group broadcasters were also well represented on our performance list, with United International Holdings, Cablevision, Viacom, Granite Broadcasting and Paxson Communications among our top twenty five performers this quarter. These groups have performed particularly well over the last year or so, but in our opinion, continue to offer value. We do not think the upside of cable television operators' participation in the internet transmission business is fully reflected in stock prices. The value of established cable television networks continues to grow as global entertainment distribution systems expand. Selected group broadcasters should continue to perform well as advertising revenues remain strong in the vibrant U.S. and European economies. All three industry groups will likely continue to benefit from ongoing consolidation as large media companies attempt to increase global market share.

Patience Rewarded

      Despite the terrific year enjoyed by global media stocks and the Fund in 1997, several prominent U.S. media companies disappointed. We felt we had a good handle on the values in Seagram's and Viacom and remained patient with our positions in these two "loaded laggards".

      In our 1997 Annual Report, we highlighted Seagram's and Viacom as relatively large portfolio holdings that did not perform well in 1997 in what was quite a good year for the Fund. We reviewed our assessment of the values, talked about some of the positive events happening at each company and reaffirmed our commitment to these loaded laggards.

      Our patience has been rewarded with Seagram's stock gaining 18% and Viacom stock climbing 30% in the first quarter of 1998. In the case of Seagram's, we cannot isolate any single event responsible for the stock's excellent performance this quarter. We think Wall Street finally did its homework and came to the conclusion that the rather complex transaction with Home Shopping Network and the purchase of the additional 50% of USA Network made good financial and strategic sense.

      The move in Viacom was quite literally "Titanic". This blockbuster will certainly boost parent company Viacom's 1998 earnings. However, in our opinion, the turnaround in the other Blockbuster (Blockbuster Entertainment, Viacom's huge video rental business), will provide even greater benefits for the company going forward. Especially important, the company continues to pare debt, with a big paydown coming from the sale of Simon & Schuster's publishing operations.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 1998.

BCE Inc. (BCE - $41.75 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $64.625 - NYSE) and BCEMobile Communications (BCX - $29.85 - TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth over $25 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Cable & Wireless plc (CWP - $37.75 - NYSE) is a United Kingdom-based company comprised of broad global telecommunications interests. CWP has finalized plans to merge its U.K. operations with Nynex CableComms Group plc and Bell Cable Media plc, bolstering its presence in the increasingly competitive U.K. communications market. The company now owns 53% of a new, publicly traded U.K.-based company, Cable & Wireless Communications plc, which owns 100% of Mercury Communications, the second largest provider of telecom services in Britain, and a majority of Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecommunications (HKT - $20.9375 - NYSE), the dominant telecom service provider in Hong Kong, is 54%-owned by CWP and remains the "crown jewel" of the CWP portfolio. CWP is attractive based on its high rate of growth and reasonable market valuation.

Cablevision Systems Corp. (CVC - $65.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision has also purchased Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12.2 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Havas SA (AGHP.PA - $82.80 - Paris Stock Exchange), the second largest multimedia company in Europe, is involved in advertising, publishing and tourism. The company has a good mix of cyclical and non-cyclical businesses. With investments in Canal+, a pay television channel; EuroRSCG, Europe's leading advertising consultancy firm; and CLT, one of Europe's largest television and radio operators, Havas is in a position to build a powerful multimedia group.

Seagram Company Ltd. (VO - $38.1875 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Seagram is a leading global producer and marketer of distilled spirits, wines, fruit juices and mixers. Major beverage brands include Chivas Regal, Absolut, Martell, Mumm, Crown Royal, Seagram's Gin and Tropicana and Dole fruit juices. MCA's film and entertainment activities feature Universal Studios. MCA also has music and recreation operations. Seagram owns about 14.7% of Time Warner common stock. We estimate that Seagram's PMV exceeds $50 per share.

TCI Ventures Group (TCIVA - $17.5625 - Nasdaq) is a portfolio of telecommunications investments essentially controlled by Dr. John Malone of Tele-Communications Inc. (TCOMA - $31.0938 - Nasdaq). The company holds an 85% equity interest in Tele-Communications International (TINTA - $20.125 - Nasdaq) and has interests in telephony and programming businesses together with a 39% equity interest in United Video Satellite Group (UVSGA - $42.50 - Nasdaq) and a 39% equity interest in @Home (ATHM - $33.8125 - Nasdaq). As cable companies compete to provide high bandwidth access to the Internet and interactive programming, TCI Ventures has investments which promise to eventually reach into every U.S. home.

Telephone and Data Systems Inc. (TDS - $47.50 - ASE) is a domestic provider of local telephone service to over 500,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging business. TDS is oriented toward creating substantial shareholder value (as opposed to focusing on near term earnings per share). Operating cash flow is increasing, driven mainly by internal growth in cellular telephone. We expect strong growth at TDS to increase its private market value. The company was active in the PCS auctions and was the high bidder in eight markets with a combined population of 27 million. TDS has investments in U.S. Cellular (81%-owned), Aerial Communications (83%-owned) and American Paging (82%-owned). TDS has announced a restructuring plan which is designed to unlock the value of its business units.

Tele-Communications Inc. (TCOMA - $31.0938 - Nasdaq), one of the largest cable TV operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International Inc. (TINTA - $20.125 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. Cost reduction programs, including overhead reduction, are showing substantial progress and increasing operating cash flow.

Tele-Communications Inc./Liberty Media Group (LBTYA - $34.375 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Telefonica de Espana (TEF - $132.25 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base with over two million subscribers. We consider TEF to be an attractive way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region. Its portfolio of publicly traded Latin American companies includes: Compania de Telecomunicaciones de Chile SA, Telefonica de Argentina SA and Compania Peruana de Telefonos SA. TEF also holds interests in non-public Latin American telecom operations in Mexico, Puerto Rico, Colombia, Uruguay and Venezuela. The company's long term strategy is to create a Pan American network, leveraging the Spanish speaking world. TEF jump started this effort with its decision to form a global alliance with WorldCom and MCI, which is gaining momentum in the race to become the dominant provider of one-stop shopping for full-service, global telecommunications products.

USA Networks Inc. (USAI - $27.25 - Nasdaq) is a diversified entertainment and electronic commerce company. Chairman and CEO Barry Diller has brought the following assets together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, Home Shopping

Network and Ticketmaster. Plans are to integrate these assets, leveraging programming production capabilities and electronic commerce across its strong distribution platform.

Viacom Inc. (VIA - $53.125 - ASE; VIA'B - $53.75 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

      In the first quarter of 1998, global telecommunications and media stocks continued to outperform their respective stock market indices. We do not believe this will be a short term phenomena. We believe these industries will continue to play a pivotal role in the further evolution of the global village and that a portfolio concentrated in the best companies in these industries can deliver very attractive long term returns. We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                Sincerely,

                                /s/ Marc J. Gabelli

                                Marc J. Gabelli
                                Portfolio Manager

April 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1998

         Telephone and Data Systems        USA Networks Inc.
         Viacom Inc.                       TCI Ventures Group
         TCI/Liberty Media Group           Tele-Communications Inc.
         Cablevision Systems Corp.         Seagram Company Ltd.
         Havas SA                          Pathe SA
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                      Market
      Shares                                                          Value
      ------                                                          -----
                COMMON STOCKS -- 83.9%

                Broadcasting -- 9.4%
      35,000    Ackerley Group Inc............................     $  715,313
      20,000    Audiofina.....................................        791,635
       5,150    Chris-Craft Industries Inc.+..................        303,528
     100,000    Flextech plc+.................................        904,285
      20,000    Granada Group plc.............................        359,537
      12,500    Granite Broadcasting Corp.+...................        144,531
     125,000    Mediaset SpA..................................        790,991
      10,000    NRJ SA........................................      1,727,008
      10,000    Pathe SA......................................      2,041,743
     100,000    Paxson Communications Corp.+..................      1,112,500
         500    TV Francaise..................................         62,140
                                                                   ----------
                                                                    8,953,211
                                                                   ----------
                Business Services -- 2.2%
      10,000    Berlitz International Inc.+...................        270,625
      45,000    Cendant Corp.+................................      1,783,125
       3,000    Trans-Lux Corp................................         40,875
                                                                   ----------
                                                                    2,094,625
                                                                   ----------
                Cable Distribution -- 12.5%
      60,000    Cablevision Systems Corp., Cl. A+.............      3,944,999
      25,000    Comcast Corp., Cl. A..........................        867,188
     150,000    TCI Ventures Group+...........................      2,634,374
      80,081    Tele-Communications Inc., Cl. A+..............      2,490,019
      20,000    Tele-Communications International Inc.,
                  Cl. A+......................................        402,500
      86,000    United International Holdings Inc., Cl. A+....      1,440,500
       5,000    US WEST Media Group+..........................        173,750
                                                                   ----------
                                                                   11,953,330
                                                                   ----------
                Cable Programmers -- 4.9%
       4,000    Canal +.......................................        750,199
     115,000    Tele-Communications Inc./Liberty Media
                  Group, Cl. A+...............................      3,953,125
                                                                   ----------
                                                                    4,703,324
                                                                   ----------
                Communications Equipment -- 0.5%
      25,000    General Instrument Corp.+.....................        523,438
                                                                   ----------
                Computer Software and Services -- 0.6%
       6,000    America Online Inc.+..........................        409,875
       5,000    N2K Inc.+.....................................        149,375
                                                                   ----------
                                                                      559,250
                                                                   ----------
                Entertainment -- 4.8%
      50,332    Ascent Entertainment Group Inc.+..............        519,049
      12,500    BET Holdings Inc.+............................        764,063
      25,000    EMI Group plc.................................        208,069
       4,000    Fisher Companies Inc..........................        256,000
     105,000    USA Networks Inc.+............................      2,861,249
                                                                   ----------
                                                                    4,608,430
                                                                   ----------
                Entertainment Distribution -- 1.8%
      30,000    Carmike Cinemas Inc., Cl. A+..................     $  963,750
      15,000    GC Companies Inc.+............................        784,688
                                                                   ----------
                                                                    1,748,438
                                                                   ----------
                Global Media and Entertainment -- 12.9%
      40,000    Havas SA......................................      3,311,980
      25,000    Havas, ADR....................................        517,495
      15,000    News Corp. Ltd., ADR..........................        404,063
      40,000    News Corp. Ltd., Preference Shares ADR........        920,000
      60,000    Seagram Co. Ltd...............................      2,291,250
      12,500    Time Warner Inc...............................        900,000
      45,000    Viacom Inc., Cl. A+...........................      2,390,624
      30,000    Viacom Inc., Cl. B+...........................      1,612,500
                                                                   ----------
                                                                   12,347,912
                                                                   ----------
                Hotels and Gaming -- 4.8%
     200,000    Aztar Corp.+..................................      1,725,000
      50,000    Circus Circus Enterprises Inc.+...............      1,050,000
      25,000    Gaylord Entertainment Co......................        893,750
      36,000    Mirage Resorts Inc.+..........................        875,250
                                                                   ----------
                                                                    4,544,000
                                                                   ----------
                International Telecommunications -- 7.4%
      25,000    BC Telecom Inc................................        968,618
      30,000    BCE Inc.......................................      1,252,500
      35,000    Cable & Wireless plc, ADR.....................      1,321,250
      82,000    Companhia Riograndense de
                  Telecomunicacoes............................        103,127
         200    DDI Corp......................................        491,935
     225,000    Telecom Italia SpA+...........................      1,378,731
     600,000    Telecomunicacoes de Minas Gerais--
                  Telemig Preferrence Shares, Cl. B...........         98,677
     180,000    Telecomunicacoes do Parana SA--
                  Telepar Preferrence Shares..................        106,064
      10,000    Telefonica de Espana, ADR.....................      1,322,500
                                                                   ----------
                                                                    7,043,402
                                                                   ----------
                Publishing -- 7.5%
     100,000    Arnoldo Mondadori Editore SpA+................      1,152,029
      10,000    Dow Jones & Co. Inc...........................        529,375
      95,000    Gruppo Editoriale L'Espresso..................        815,192
      37,500    Independent Newspapers Ltd....................        226,752
      27,500    Independent Newspapers plc....................        166,231
      10,000    Knight-Ridder Inc.............................        558,750
       5,000    Lagardere Groupe SCA+.........................        201,753
       5,000    Meredith Corp.................................        210,625
      12,500    New York Times Co., Cl. A.....................        875,000
      10,000    Pulitzer Publishing Co........................        798,750
      20,000    Scripps (E.W.) Co.............................      1,106,250
       3,500    Times Mirror Co., Cl. A.......................        221,813
      10,000    United Newspapers plc, ADR....................        276,250
                                                                   ----------
                                                                    7,138,770
                                                                   ----------

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
      Shares                                                          Value
      ------                                                          -----
                COMMON STOCKS (Continued)

                Satellite -- 0.9%
      25,000    COMSAT Corp...................................     $  860,938
                                                                   ----------
                Telecommunications -- 5.6%
      10,000    Bell Atlantic Corp............................      1,025,000
      85,000    Citizens Utilities Co., Cl. B+................        897,815
      25,000    Frontier Corp.................................        814,063
      20,000    GTE Corp......................................      1,197,500
     100,000    Rogers Communications Inc., Cl. B+............        566,052
      10,000    Southern New England
                  Telecommunications Corp.....................        723,125
      10,000    Viatel Inc.+..................................        137,500
                                                                   ----------
                                                                    5,361,055
                                                                   ----------
                Wireless Communications -- 8.1%
      20,000    AirTouch Communications Inc.+.................        978,750
       5,000    Cellular Communications International Inc.....        340,000
     100,000    Telephone and Data Systems Inc................      4,750,000
      35,000    Vanguard Cellular Systems Inc., Cl. A+........        636,563
      10,000    Vodafone Group plc, ADR.......................      1,038,750
                                                                   ----------
                                                                    7,744,063
                                                                   ----------
                TOTAL COMMON STOCKS...........................     80,184,186
                                                                   ----------

                CONVERTIBLE PREFERRED STOCKS -- 0.0%

                Publishing -- 0.0%
         500    Golden Books Family Entertainment Inc.
                  8.75% Cv. Pfd.(a)...........................         27,313
                                                                   ----------
                PREFERRED STOCKS -- 0.4%

                Broadcasting -- 0.4%
     185,000    Village Roadshow Ltd. Pfd.....................        382,773
                                                                   ----------

     Principal                                                        Market
      Amount                                                          Value
      ------                                                          -----
                CONVERTIBLE CORPORATE BONDS -- 0.3%

                Entertaiment -- 0.3%
   $  50,000    Savoy Pictures Entertainment Inc.
                  7.00%, 07/01/03.............................     $   49,188
     200,000    Viacom Inc. Sub. Deb. Cv.
                  8.00%, 07/07/06.............................        204,500
                                                                   ----------
                TOTAL CONVERTIBLE
                  CORPORATE BONDS.............................        253,688
                                                                   ----------
                U.S. GOVERNMENT OBLIGATIONS -- 14.0%
  13,434,000    U.S. Treasury Bills, 5.28% to 5.43%,
                  due 04/16/98 to 05/28/98++..................     13,386,532
                                                                   ----------
                TOTAL INVESTMENTS  --  98.6%
                  (Cost $74,155,871)..........................     94,234,491

                Other Assets and
                  Liabilities (Net) --  1.4%..................      1,383,951
                                                                   ----------
                NET ASSETS  --  100.0%
                  (5,812,507 shares outstanding)..............    $95,618,442
                                                                   ==========
                NET ASSET VALUE, Offering and
                  Redemption Price Per Share..................         $16.45
                                                                       ======
FORWARD FOREIGN EXCHANGE CONTRACTS
                                               Expiration     Net Unrealized
                                                  Date         Depreciation
                                               ----------     --------------
  54,378(b)      Bought British Pounds
                   in exchange for
                   USD 91,238..................   04/06/98           $(207)

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the market value of Rule 144A securities amounted to $27,313 or 0.03% of net assets.
(b)   Principal amount denoted in British Pounds.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR   -- American Depositary Receipt.

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               Board of Directors

         Mario J. Gabelli, CFA                  Karl Otto Pohl
         Chairman and Chief                     Former President
         Investment Officer                     Deutsche Bundesbank
         Gabelli Funds, Inc.
                                                Werner J. Roeder, MD
         Felix J. Christiana                    Director of Surgery
         Former Senior Vice President           Lawrence Hospital
         Dollar Dry Dock Savings Bank
                                                Anthonie C. van Ekris
         Anthony J. Colavita                    Managing Director
         Attorney-at-Law                        BALMAC International, Inc.
         Anthony J. Colavita, P.C.

         John D. Gabelli
         Vice President
         Gabelli & Company, Inc.


                                    Officers

         Mario J. Gabelli, CFA                  A. Hartswell Woodson, III
         President and Chief                    Vice President and
         Investment Officer                     Portfolio Manager

         Bruce N. Alpert                        James E. McKee
         Vice President and                     Secretary
         Treasurer

                                  Distributor
                            Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------